UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                               January 11, 2005
                  ------------------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


       Wisconsin                        001-13615               22-2423556
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(State or other Jurisdiction     (Commission File No.)       (IRS Employer
     of Incorporation)                                      Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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         (Address of principal executive offices, including zip code)


                                (770) 829-6200
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  REGULATION FD DISCLOSURE.

         The following information is being furnished pursuant to this Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

         In connection with a proposed financing to be undertaken by Rayovac Corporation (the "Company") in connection with the proposed acquisition of United Industries Corporation, certain financial data was provided to potential financing sources. The Company is furnishing the information by attaching it as Exhibits 99.1 through 99.7 hereto.

         As used in the attached Exhibits 99.1 through 99.7, unless the context indicates otherwise, "Rayovac" refers to Rayovac Corporation together with its subsidiaries, "United" refers to United Industries Corporation together with its subsidiaries, "Microlite" refers to Microlite S.A. together with its subsidiaries, "Nu-Gro" refers to The Nu-Gro Corporation together with its subsidiaries and "United Pet Group" refers to United Pet Group, Inc. together with its subsidiaries.


Item 8.01.  OTHER EVENTS.

         On January 11, 2005, the Company issued a press release, attached hereto as Exhibit 99.8, which press release is incorporated herein by reference.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                Exhibit
                Number            Description of Exhibit
                -------           ----------------------

                  99.1 Summary Unaudited Pro Forma Condensed Consolidated Financial Data as of and for the Fiscal Year Ended September 30, 2004

                  99.2 Summary Financial Data - Rayovac, as of and for the Fiscal Years Ended September 30, 2002, 2003 and 2004

                  99.3 Summary Financial Data - United, as of and for the Fiscal Years Ended December 31, 2001, 2002 and 2003 and as of and for the Nine Months Ended September 30, 2003 (as Restated) and 2004

                  99.4 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004

                  99.5 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended September 30, 2004

                  99.6 Selected Financial Data - Rayovac, as of and for the Fiscal Years Ended September 30, 2000, 2001, 2002, 2003 and 2004

                  99.7 Selected Financial Data - United, as of and for the Fiscal Years Ended December 31, 1999, 2000, 2001, 2002 and 2003 and as of and for
                             the Nine Months Ended September 30, 2003 (as
                             Restated) and 2004

                  99.8       Press Release dated January 11, 2005

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 14, 2005                RAYOVAC CORPORATION


                                       By:  /s/ Randall J. Steward
                                           ------------------------------------
                                            Name:  Randall J. Steward
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

EXHIBIT INDEX


         Exhibit
         Number                    Description of Exhibit
         -------                   ----------------------

          99.1 Summary Unaudited Pro Forma Condensed Consolidated Financial Data as of and for the Fiscal Year Ended September 30, 2004

          99.2 Summary Financial Data - Rayovac, as of and for the Fiscal Years Ended September 30, 2002, 2003 and 2004

          99.3 Summary Financial Data - United, as of and for the Fiscal Years Ended December 31, 2001, 2002 and 2003 and as of and for the Nine Months Ended September 30, 2003 (as Restated) and 2004

          99.4 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004

          99.5 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended September 30, 2004

          99.6 Selected Financial Data - Rayovac, as of and for the Fiscal Years Ended September 30, 2000, 2001, 2002, 2003 and 2004

          99.7 Selected Financial Data - United, as of and for the Fiscal Years Ended December 31, 1999, 2000, 2001, 2002 and 2003 and as of and for the Nine Months Ended September 30, 2003 (as Restated) and 2004

          99.8       Press Release dated January 11, 2005